Exhibit 99.2

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DELI BAKERY

Supplemental Operating and Financial Data
for the three months and year ended December 31, 2017

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Website: www.whlr.us

Executive Management
David Kelly - President & CEO
Matthew T. Reddy - CFO
M. Andrew Franklin - COO

Board of Directors
Stewart J. Brown	William W. King
Kurt R. Harrington	Carl B. McGowan, Jr.
David Kelly	John P. McAuliffe
John W. Sweet	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar
Mary Jensen investorrelations@whlr.us 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended December 31, 2017

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in 000s)	$(10,696)
Net loss per basic and diluted shares	$(1.22)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in 000s) (1)	$(5,235)
FFO per common share and OP unit	$(0.56)
Adjusted FFO (AFFO) (in 000s) (1)	$1,708
AFFO per common share and OP unit	$0.18

Assets and Leverage
Investment Properties, net of $31.05 million accumulated depreciation (in 000s)	$384,334
Cash and Cash Equivalents (in 000s)	$3,677
Total Assets (in 000s)	$457,674
Debt to Total Assets	68.56%
Debt to Gross Asset Value	62.85%

Market Capitalization
Common shares outstanding	8,744,189
OP units outstanding	635,018
Total common shares and OP units	9,379,207

	Shares Outstanding at December 31, 2017	Fourth Quarter stock price range	Stock price as of December 31, 2017
Common Stock	8,744,189	$8.18 - $12.30	$9.98
Series B preferred shares	1,875,848	$17.69 - $22.65	$21.89
Series D preferred shares	2,237,000	$19.02 - $22.84	$20.10

Total debt (in 000s)	$313,778
Common Stock market capitalization (as of December 31, 2017 closing stock price, in 000s)	$87,267

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	4,902,381
Occupancy Rate	91.9%
Leased Rate (2)	92.8%
Annualized Base Rent (in 000s)	$42,971
Total number of leases signed or renewed during the fourth quarter of 2017	33
Total sq. ft. leases signed or renewed during the fourth quarter of 2017	119,404

(1)    See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Reflects leases executed through January 10, 2018 that commence subsequent to the end of current period.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Consolidated Balance Sheets
$ in 000s

	December 31, 2017	December 31, 2016
ASSETS:
Investment properties, net	$384,334	$388,880
Cash and cash equivalents	3,677	4,863
Restricted cash	8,609	9,652
Rents and other tenant receivables, net	5,619	3,984
Related party receivable, net	—	1,456
Notes receivable	6,739	12,000
Goodwill	5,486	5,486
Assets held for sale	—	366
Above market lease intangible, net	8,778	12,962
Deferred costs and other assets, net	34,432	49,397
Total Assets	$457,674	$489,046
LIABILITIES:
Loans payable, net	$308,122	$305,973
Liabilities associated with assets held for sale	—	1,350
Below market lease intangible, net	9,616	12,680
Accounts payable, accrued expenses and other liabilities	10,624	7,735
Dividends payable	5,480	3,586
Total Liabilities	333,842	331,324
Commitments and contingencies	—	—
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 2,237,000 shares issued and outstanding; $55.93 million aggregate liquidation preference)	53,236	52,530
EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,848 and 1,871,244 shares issued and outstanding, respectively; $46.90 million and $46.78 million aggregate liquidation preference, respectively)	40,915	40,733
Common Stock ($0.01 par value, 18,750,000 shares authorized, 8,744,189 and 8,503,819 shares issued and outstanding, respectively)	87	85
Additional paid-in capital	226,978	223,939
Accumulated deficit	(204,925)	(170,377)
Total Shareholders’ Equity	63,508	94,833
Noncontrolling interests	7,088	10,359
Total Equity	70,596	105,192
Total Liabilities and Equity	$457,674	$489,046

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Consolidated Statements of Operations
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
TOTAL REVENUES	$14,296	$12,027	$58,535	$44,160
OPERATING EXPENSES:
Property operations	3,922	3,399	15,389	11,898
Non-REIT management and leasing services	(598)	215	927	1,567
Depreciation and amortization	5,776	5,331	26,231	20,637
Provision for credit losses	2,378	229	2,821	425
Impairment of notes receivable	5,261	—	5,261	—
Corporate general & administrative	2,509	3,633	7,364	9,924
Total Operating Expenses	19,248	12,807	57,993	44,451
Operating Income (Loss)	(4,952)	(780)	542	(291)
Gain on disposal of properties	—	—	1,021	—
Interest income	363	391	1,443	692
Interest expense	(4,168)	(3,555)	(17,165)	(13,356)
Net Loss from Continuing Operations Before Income Taxes	(8,757)	(3,944)	(14,159)	(12,955)
Income tax expense	38	(107)	(137)	(107)
Net Loss from Continuing Operations	(8,719)	(4,051)	(14,296)	(13,062)
Discontinued Operations
Income from discontinued operations	—	21	16	136
(Loss) gain on disposal of properties	—	(1)	1,502	688
Net Income from Discontinued Operations	—	20	1,518	824
Net Loss	(8,719)	(4,031)	(12,778)	(12,238)
Less: Net loss attributable to noncontrolling interests	(519)	(267)	(684)	(1,035)
Net Loss Attributable to Wheeler REIT	(8,200)	(3,764)	(12,094)	(11,203)
Preferred stock dividends	(2,496)	(2,450)	(9,969)	(4,713)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(10,696)	$(6,214)	$(22,063)	$(15,916)

Loss per share from continuing operations (basic and diluted)	$(1.22)	$(0.73)	$(2.70)	$(1.98)
Income per share from discontinued operations	—	—	0.16	0.09
	$(1.22)	$(0.73)	$(2.54)	$(1.89)
Weighted-average number of shares:
Basic and Diluted	8,739,455	8,497,738	8,654,240	8,420,374

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Reconciliation of Non-GAAP Measures (1)

FFO and AFFO
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
Net Loss	$(8,719)	$(4,031)	$(12,778)	$(12,238)
Depreciation and amortization of real estate assets	5,776	5,331	26,231	20,637
Gain on disposal of properties	—	—	(1,021)	—
Loss (gain) on disposal of properties-discontinued operations	—	1	(1,502)	(688)
FFO	(2,943)	1,301	10,930	7,711
Preferred stock dividends	(2,496)	(2,450)	(9,969)	(4,713)
Preferred stock accretion adjustments	204	162	809	417
FFO available to common shareholders and common unitholders	(5,235)	(987)	1,770	3,415
Impairment of notes receivable	5,261	—	5,261	—
Acquisition costs	269	1,115	1,101	2,029
Capital related costs	195	203	663	514
Other non-recurring and non-cash expenses (2)	117	158	294	664
Share-based compensation	135	872	870	1,454
Straight-line rent	(146)	(163)	(712)	(386)
Loan cost amortization	578	662	3,087	2,126
Accrued interest income	774	(121)	415	(415)
Above (below) market lease amortization	5	(40)	453	29
Recurring capital expenditures and tenant improvement reserves	(245)	(246)	(941)	(760)
AFFO	$1,708	$1,453	$12,261	$8,670

Weighted Average Common Shares	8,739,455	8,497,738	8,654,240	8,420,374
Weighted Average Common Units	639,555	743,274	702,168	689,162
Total Common Shares and Units	9,379,010	9,241,012	9,356,408	9,109,536
FFO per Common Share and Common Units	$(0.56)	$(0.11)	$0.19	$0.37
AFFO per Common Share and Common Units	$0.18	$0.16	$1.31	$0.95

(1)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Reconciliation of Non-GAAP Measures (continued)
Property Net Operating Income
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
Net Loss	$(8,719)	$(4,031)	$(12,778)	$(12,238)
Adjustments:
Net Income from Discontinued Operations	—	(20)	(1,518)	(824)
Income tax expense	(38)	107	137	107
Interest expense	4,168	3,555	17,165	13,356
Interest income	(363)	(391)	(1,443)	(692)
Loss (gain) on disposal of properties	—	—	(1,021)	—
Corporate general & administrative	2,509	3,633	7,364	9,924
Provision for credit losses	2,378	229	2,821	425
Impairment of notes receivable	5,261	—	5,261	—
Depreciation and amortization	5,776	5,331	26,231	20,637
Non-REIT management and leasing services	(598)	215	927	1,567
Development income	(83)	(75)	(537)	(244)
Asset management and commission revenues	(261)	(362)	(1,826)	(1,819)
Property Net Operating Income	$10,030	$8,191	$40,783	$30,199

Property revenues	$13,952	$11,590	$56,172	$42,097
Property expenses	3,922	3,399	15,389	11,898
Property Net Operating Income	$10,030	$8,191	$40,783	$30,199

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Reconciliation of Non-GAAP Measures (continued)
EBITDA
$ in 000s

		Three Months Ended December 31,		Years Ended December 31,
		2017	2016	2017	2016
Net Loss		$(8,719)	$(4,031)	$(12,778)	$(12,238)
Add back:	Depreciation and amortization (1)	5,781	5,291	26,684	20,666
	Interest Expense (2)	4,168	3,568	17,174	13,425
	Income taxes	(38)	107	137	107
EBITDA		1,192	4,935	31,217	21,960
Adjustments for items affecting comparability:
	Acquisition costs	269	1,115	1,101	2,029
	Capital related costs	195	203	663	514
	Other non-recurring expenses (3)	117	158	294	664
	Impairment of notes receivable	5,261	—	5,261	—
	Gain on disposal of properties	—	—	(1,021)	—
	Loss (gain) on disposal of properties-discontinued operations	—	1	(1,502)	(688)
Adjusted EBITDA		$7,034	$6,412	$36,013	$24,479

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization and amounts associated with assets held for sale.

(3)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the period ended December 31, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary as of December 31, 2017

Loans Payable:	$313.78 million

Weighted Average Interest Rate:	4.59%

Total Debt to Total Assets:	68.56%

Property/Description	Monthly Payment	Interest Rate	Maturity	December 31, 2017	December 31, 2016
				($ in 000s)
Bank Line of Credit	Interest only	Libor + 300 basis points	December 2017 (2)	$3,000	$3,000
Columbia Fire Station	Interest only	8.00%	December 2017	—	487
Shoppes at Eagle Harbor	$25,100	4.34%	March 2018	3,341	3,492
Revere Loan	Interest only	8.00%	April 2018	6,808	7,450
Lumber River	Interest only	Libor + 295 basis points	June 2018	1,500	1,500
KeyBank Line of Credit	Interest only	Libor + 250 basis points	July 2018	15,532	74,077
Senior convertible notes	Interest only	9.00%	December 2018	1,369	1,400
Harbor Point	$11,024	5.85%	December 2018	553	649
Perimeter Square	Interest only	5.50%	December 2018	5,382	4,500
Riversedge North	$8,802	6.00%	January 2019	863	914
Monarch Bank Building	$7,340	4.85%	June 2019	1,266	1,320
DF I-Moyock	$10,665	5.00%	July 2019	194	309
Rivergate	Interest only	Libor + 295 basis points	December 2019	22,689	24,213
KeyBank Line of Credit	Interest only	Libor + 250 basis points	December 2019	52,500	—
LaGrange Marketplace	$15,065	Libor + 375 basis points	March 2020	2,317	2,369
Folly Road	Interest only	4.00%	March 2020	6,181	—
Columbia Fire Station construction loan	Interest only	4.00%	May 2020	3,421	—
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,727	5,908
Walnut Hill Plaza	Interest only	5.50%	September 2022	3,903	3,440
Twin City Commons	$17,827	4.86%	January 2023	3,111	3,170
Tampa Festival	$50,797	5.56%	September 2023	8,368	8,502
Forrest Gallery	$50,973	5.40%	September 2023	8,669	8,802
South Carolina Food Lions Note	$68,320	5.25%	January 2024	12,050	12,224
Cypress Shopping Center	$34,360	4.70%	July 2024	6,485	6,585
Port Crossing	$34,788	4.84%	August 2024	6,263	6,370
Freeway Junction	$41,798	4.60%	September 2024	7,994	8,119
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,553	3,617
Graystone Crossing	$20,386	4.55%	October 2024	3,928	3,990
Bryan Station	$23,489	4.52%	November 2024	4,547	4,619
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre (1)	Interest only	4.15%	February 2025	8,113	9,800
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
Chesapeake Square	$23,857	4.70%	August 2026	4,507	4,578
Berkley/Sangaree/Tri-County	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin	Interest only	4.93%	January 2027	8,516	8,516
Total Principal Balance				313,778	315,048
Unamortized debt issuance cost				(5,656)	(7,725)
Total Loans Payable				$308,122	$307,323
(1) Includes debt associated with assets held for sale.
(2) On January 10, 2018, the Company extended the $3.00 million bank line of credit to June 15, 2018 with interest only payments due monthly at a rate of Libor + 3.00% with a floor of 4.25%.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary as of December 31, 2017 (continued)

Total Debt
$ in 000s

Scheduled principal repayments and maturities by year	Amount	% Total Principal Payments and Maturities
December 31, 2018	$39,807	12.69%
December 31, 2019	78,576	25.04%
December 31, 2020	18,531	5.91%
December 31, 2021	1,907	0.61%
December 31, 2022	5,534	1.76%
Thereafter	169,423	53.99%
Total principal repayments and maturities	$313,778	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Portfolio Summary as of December 31, 2017

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	18	147,791	99.2%	99.2%	146,591	$1,133,080	$7.73
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,038	84.0%	84.0%	62,191	1,065,286	17.13
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	416,584	11.93
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	10	47,945	91.7%	91.7%	43,940	340,560	7.75
Brook Run Shopping Center	Richmond, VA	19	147,738	92.1%	92.1%	136,102	1,511,306	11.10
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	10	54,397	99.8%	99.8%	54,277	582,113	10.72
Butler Square	Mauldin, SC	16	82,400	98.2%	98.2%	80,950	804,183	9.93
Cardinal Plaza	Henderson, NC	7	50,000	94.0%	94.0%	47,000	447,350	9.52
Chesapeake Square	Onley, VA	13	99,848	79.5%	79.5%	79,414	679,232	8.55
Clover Plaza	Clover, SC	9	45,575	100.0%	100.0%	45,575	354,044	7.77
Columbia Fire Station (6)	Columbia, SC	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	15	170,475	100.0%	100.0%	170,475	1,004,179	5.89
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Crockett Square	Morristown, TN	4	107,122	100.0%	100.0%	107,122	920,322	8.59
Cypress Shopping Center	Boiling Springs, SC	17	80,435	98.3%	98.3%	79,035	865,610	10.95
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	208,008	8.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	318,500	8.28
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	6	47,794	100.0%	100.0%	47,794	721,552	15.10
Forrest Gallery	Tullahoma, TN	28	214,451	95.3%	95.3%	204,369	1,366,992	6.69
Fort Howard Shopping Center	Rincon, GA	17	113,652	75.1%	75.1%	85,344	728,150	8.53
Freeway Junction	Stockbridge, GA	15	156,834	96.9%	96.9%	151,959	1,120,756	7.38
Franklin Village	Kittanning, PA	29	151,673	100.0%	100.0%	151,673	1,203,743	7.94
Franklinton Square	Franklinton, NC	14	65,366	93.0%	93.0%	60,800	541,086	8.90
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	100.0%	100.0%	21,997	537,329	24.43
Grove Park	Orangeburg, SC	14	106,557	86.9%	86.9%	92,615	704,674	7.61
Harbor Point (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	9	60,048	100.0%	100.0%	60,048	401,440	6.69
Jenks Plaza	Jenks, OK	4	7,800	64.1%	64.1%	5,000	101,764	20.35
Laburnum Square	Richmond, VA	21	109,405	100.0%	100.0%	109,405	978,186	8.94
Ladson Crossing	Ladson, SC	14	52,607	95.4%	95.4%	50,207	739,374	14.73
LaGrange Marketplace	LaGrange, GA	14	76,594	95.3%	95.3%	72,994	385,743	5.28
Lake Greenwood Crossing	Greenwood, SC	6	47,546	87.4%	87.4%	41,546	409,417	9.85
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	352,185	8.98
Laskin Road (4)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Litchfield Market Village	Pawleys Island, SC	17	86,740	83.8%	83.8%	72,663	1,088,817	14.98
Lumber River Village	Lumberton, NC	10	66,781	96.4%	96.4%	64,381	483,813	7.51
Monarch Bank	Virginia Beach, VA	1	3,620	100.0%	100.0%	3,620	126,702	35.00
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	99.9%	99.9%	56,050	585,453	10.45
New Market Crossing	Mt. Airy, NC	13	116,976	96.1%	96.1%	112,368	966,962	8.61
Parkway Plaza	Brunswick, GA	4	52,365	81.7%	81.7%	42,785	488,280	11.41
Perimeter Square	Tulsa, OK	8	58,277	85.2%	51.8%	30,162	374,167	12.41
Pierpont Centre	Morgantown, WV	17	122,259	89.3%	89.3%	109,203	1,294,431	11.85
Port Crossing	Harrisonburg, VA	9	65,365	97.9%	97.9%	64,000	806,576	12.60
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	682,628	7.60
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	30	201,680	96.6%	96.6%	194,819	2,753,254	14.13
Sangaree Plaza	Summerville, SC	8	66,948	87.4%	87.4%	58,498	538,060	9.20

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Portfolio Summary as of December 31, 2017, (continued)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Occupied Square Foot Percentage	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	12	56,380	75.4%	32.8%	18,480	$366,347	$19.82
Shoppes at TJ Maxx	Richmond, VA	18	93,624	100.0%	100.0%	93,624	1,124,749	12.01
South Lake	Lexington, SC	10	44,318	100.0%	100.0%	44,318	278,550	6.29
South Park	Mullins, SC	2	60,734	71.2%	71.2%	43,218	491,245	11.37
South Square	Lancaster, SC	4	44,350	70.8%	70.8%	31,400	256,255	8.16
St. George Plaza	St. George, SC	3	59,279	62.0%	62.0%	36,768	273,786	7.45
St. Matthews	St. Matthews, SC	5	29,015	87.2%	87.2%	25,314	307,693	12.16
Sunshine Plaza	Lehigh Acres, FL	19	111,189	91.1%	91.1%	101,343	911,068	8.99
Surrey Plaza	Hawkinsville, GA	5	42,680	100.0%	100.0%	42,680	286,245	6.71
Tampa Festival	Tampa, FL	19	137,987	98.8%	98.8%	136,387	1,266,566	9.29
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	100.0%	100.0%	23,303	456,737	19.60
Tri-County Plaza	Royston, GA	6	67,577	89.2%	89.2%	60,277	431,969	7.17
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	454,315	9.53
Village of Martinsville	Martinsville, VA	18	297,950	96.1%	96.1%	286,431	2,218,658	7.75
Walnut Hill Plaza	Petersburg, VA	8	87,239	65.0%	65.0%	56,737	447,119	7.88
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	418,228	8.41
Westland Square	West Columbia, SC	9	62,735	77.1%	77.1%	48,380	443,952	9.18
Winslow Plaza	Sicklerville, NJ	15	40,695	89.9%	89.9%	36,600	558,894	15.27
Total Portfolio		699	4,902,381	92.8%	91.9%	4,506,959	$42,970,985	$9.53
(1) Reflects leases executed through January 10, 2018 that commence subsequent to the end of the current period.
(2) Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements.
(3) We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases with parties that are affiliates of our former CEO, Jon Wheeler. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.
(4) This information is not available because the property is undeveloped.
(5) This property is our corporate headquarters that we 100% occupy.
(6) This information is not available because the property is a redevelopment property.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent as of December 31, 2017

Total Tenants : 699

Tenants	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Percent Total Leasable Square Foot	Base Rent Per Occupied Square Foot
1. BI-LO (1)	$4,829	11.24%	516,173	10.53%	$9.36
2. Food Lion	2,691	6.26%	325,576	6.64%	8.27
3. Kroger (2)	1,309	3.05%	186,064	3.80%	7.04
4. Winn Dixie (1)	1,031	2.40%	133,575	2.72%	7.72
5. Piggly Wiggly	978	2.28%	136,343	2.78%	7.17
6. Hobby Lobby	675	1.57%	114,298	2.33%	5.91
7. Harris Teeter (2)	578	1.35%	39,946	0.81%	14.47
8. Lowes Foods	571	1.33%	54,838	1.12%	10.41
9. Family Dollar	548	1.28%	75,291	1.54%	7.28
10. Goodwill	538	1.25%	71,620	1.46%	7.51
	$13,748	32.01%	1,653,724	33.73%	$8.31
(1) These tenants are both owned by Southeastern Grocers.
(2) These tenants are both owned by The Kroger Company.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of December 31, 2017

Total Leasable Area:	4,902,381 square feet

Total Square Footage Occupied:	4,506,959 square feet

Occupancy Rate:	91.9%
Lease Expiration Schedule

Lease Expiration Period	Number of Expiring Leases	Total Expiring Occupied Square Footage	% of Total Expiring Occupied Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	395,422	8.07%		$—	—%	$—
2018	115	460,155	9.39%	10.21%	4,292	9.99%	9.33
2019	140	713,230	14.55%	15.83%	7,158	16.66%	10.04
2020	139	887,603	18.11%	19.69%	8,044	18.72%	9.06
2021	89	578,364	11.80%	12.83%	5,305	12.35%	9.17
2022	99	429,834	8.77%	9.54%	4,786	11.14%	11.13
2023	37	452,104	9.22%	10.03%	3,731	8.68%	8.25
2024	19	113,484	2.31%	2.52%	1,105	2.57%	9.74
2025	18	264,323	5.39%	5.86%	2,815	6.55%	10.65
2026	20	278,223	5.68%	6.17%	2,418	5.63%	8.69
2027 and thereafter	23	329,639	6.71%	7.32%	3,317	7.71%	10.06
Total	699	4,902,381	100.00%	100.00%	42,971	100.00%	$9.53

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of December 31, 2017, (continued)

Anchor Lease Expiration Schedule (1)

	No Option					Option
Lease Expiration Three and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	20,976	$—	—	$—	—	24,050	$—	—	$—
2018	2	80,478	574	41.09%	7.13	4	122,499	991	5.28%	8.09
2019	—	—	—	—%	—	9	364,544	2,700	14.40%	7.41
2020	1	58,473	380	27.20%	6.50	11	472,788	2,993	15.96%	6.33
2021	2	43,427	88	6.30%	2.03	9	290,314	2,214	11.81%	7.63
2022	—	—	—	—%	—	4	148,663	1,277	6.81%	8.59
2023	2	42,061	355	25.41%	8.44	11	340,096	2,460	13.12%	7.23
2024	—	—	—	—%	—	1	47,922	288	1.54%	6.01
2025	—	—	—	—%	—	6	214,393	2,058	10.97%	9.60
2026	—	—	—	—%	—	6	221,755	1,591	8.48%	7.17
2027+	—	—	—	—%	—	8	262,401	2,182	11.63%	8.32
Total	7	245,415	$1,397	100.00%	$6.22	69	2,509,425	$18,754	100.00%	$7.55
(1) Anchors defined as leases occupying 20,000 square feet or more.

Non-anchor Lease Expiration Schedule

	No Option					Option
Lease Expiration Three and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	350,396	$—	—	$—	—	—	$—	—	$—
2018	79	160,708	1,730	17.53%	10.76	30	96,470	997	7.70%	10.33
2019	74	147,101	1,994	20.20%	13.56	57	201,585	2,464	19.03%	12.22
2020	83	211,360	2,655	26.90%	12.56	44	144,982	2,016	15.57%	13.91
2021	41	117,516	1,434	14.53%	12.20	37	127,107	1,569	12.12%	12.34
2022	31	55,993	841	8.52%	15.02	64	225,178	2,668	20.60%	11.85
2023	6	10,841	138	1.40%	12.73	18	59,106	778	6.01%	13.16
2024	11	25,763	354	3.59%	13.74	7	39,799	463	3.58%	11.63
2025	6	17,116	242	2.45%	14.14	6	32,814	515	3.98%	15.69
2026	7	20,085	355	3.60%	17.67	7	36,383	472	3.65%	12.97
2027+	2	5,540	128	1.28%	23.12	13	61,698	1,007	7.76%	16.32
Total	340	1,122,419	$9,871	100.00%	$12.79	283	1,025,122	$12,949	100.00%	$12.63

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Leasing Summary as of December 31, 2017, (continued)

Leasing Renewals, New Leases and Expirations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Renewals:
Leases renewed with rate increase (sq feet)	60,668	85,135	296,005	181,850
Leases renewed with rate decrease (sq feet)	—	1,200	53,669	1,200
Leases renewed with no rate change (sq feet)	16,830	49,737	220,787	103,213
Total leases renewed (sq feet)	77,498	136,072	570,461	286,263

Leases renewed with rate increase (count)	16	19	76	50
Leases renewed with rate decrease (count)	—	1	6	1
Leases renewed with no rate change (count)	6	8	30	18
Total leases renewed (count)	22	28	112	69

Option exercised (count)	16	11	60	26

Weighted average on rate increases (per sq foot)	$0.52	$0.61	$0.75	$0.81
Weighted average on rate decreases (per sq foot)	$—	$(0.25)	$(1.07)	$(0.25)
Weighted average rate (per sq foot)	$0.41	$0.38	$0.29	$0.52
Weighted average change over prior rates	2.99%	3.92%	3.10%	4.90%

New Leases:
New leases (sq feet)	41,906	56,914	160,341	148,328
New leases (count)	11	9	55	47
Weighted average rate (per sq foot)	$8.89	$8.53	$11.87	$12.00

GLA Expiring during the next twelve months	9.39%	7.17%	9.39%	7.17%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	19